EXHIBIT 10.19

ITRON, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 23, 2003 and entered into by and among Itron, Inc., a Washington corporation (“Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a “Lender” and collectively as “Lenders”), LASALLE BANK, N.A., as syndication agent for Lenders (in such capacity, “Syndication Agent”), KEYBANK NATIONAL ASSOCIATION, as documentation agent for Lenders (in such capacity, “Documentation Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (“Administrative Agent”) for Lenders, and is made with reference to that certain Credit Agreement dated as of March 4, 2003, as amended to the date hereof (the Credit Agreement, as so amended, supplemented or otherwise modified and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the “Credit Agreement”), by and among Company and Wells Fargo Bank, National Association, as Administrative Agent and a Lender. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, the Lenders’ Revolving Loan Commitment is $35,000,000, with a Letter of Credit sublimit of $25,000,000, which can be increased by up to an additional $20,000,000 for the Benghiat Appeal Bond Amount;

WHEREAS, Company has entered into a settlement agreement in the Benghiat Litigation for $7,900,000;

WHEREAS, Subsidiary Guarantors Emobile Data, Inc., EPS Solutions Incorporated, Regional Economic Research, Inc., Silicon Energy Corp., and SRC Systems, Inc. have either dissolved or merged with and into Company as authorized under Section 7.7(i) of the Credit Agreement; and

WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i) increase the Revolving Loan Commitment to $55,000,000 and the Letter of Credit sublimit thereunder to $45,000,000 and (ii) make certain clarifying changes and other amendments as set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1	Amendments to Section 1: Definitions.

Subsection 1.1 of the Credit Agreement is amended by inserting the following new definitions of “Benghiat Settlement Amount” and “Second Amendment”, in proper alphabetical order:

“‘Benghiat Settlement Amount’ means the amount of $7,900,000 that the Company has paid in full and final settlement of all claims between the parties in connection with the Benghiat Litigation.”

“‘Second Amendment’ means that certain Second Amendment to Credit Agreement dated as of October 23, 2003, by and among Company, Administrative Agent, Documentation Agent, Syndication Agent and Lenders.”

1.2	Amendments to Section 2: Amounts and Terms of Commitments and Loans.

Subsection 2.1 A(ii) of the Credit Agreement is hereby amended by deleting the last full paragraph therein in its entirety and replacing the following therefor:

“Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.”

Subsection 2.4B(v) of the Credit Agreement is hereby amended by deleting it in its entirety.

1.3	Amendments to Section 3: Letters of Credit.

Subsection 3.1A(ii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $45,000,000 at any time;”

Subsection 3.1A(v) of the Credit Agreement is hereby amended by replacing “; or” with “.” at the end thereof.

Subsection 3.1A(vi) of the Credit Agreement is hereby amended by deleting it in its entirety.

1.4	Amendment to Section 5: Company’s Representations and Warranties.

Subsection 5.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Company has heretofore delivered to Lenders, at Lenders’ request (i) the annual report on Form 10-K for Company and its Subsidiaries for the Fiscal Year ended December 31, 2001, and (ii) the quarterly report on Form 10-Q for Company and its Subsidiaries for the Fiscal Quarter ended September 30, 2002. All such statements other than pro forma financial statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. Except for the Benghiat Settlement Amount taken in the third Fiscal Quarter of 2003 in connection with the Benghiat Litigation, neither Company nor any of its Subsidiaries has (and will not have following the funding of the initial Loans) any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that, as of the Closing Date, is not reflected in the foregoing financial statements or the notes thereto and, as of any Funding Date, is not reflected in the most recent financial statements delivered to Lenders pursuant to subsection 6.1 or the notes thereto and that, in any such case, is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries.”

Section 2. CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

A. On or before the Second Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) executed copies of this Amendment dated the Second Amendment Effective Date.

B. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

Section 3. COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and to perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E. Binding Obligation. This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 5. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company and Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 6. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

Each guarantor listed on the signature pages hereof (“Guarantors”) hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Guarantor under its applicable Guaranty shall not be impaired or affected and the applicable Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

ITRON, INC.

By:	/s/ DAVID G. REMINGTON

Name: David G. Remington Title: Vice President and Chief Financial Officer

Notice Address:
2818 North Sullivan Road Spokane, Washington 99216-1867 Attention: Mr. David G. Remington Vice President and Chief Financial Officer Facsimile: (509) 891-3334

WELLS FARGO BANK, NATIONAL ASSOCIATION, Individually, as Administrative Agent and as a Lender

By:	/s/ TOM BEIL

Name: Tom Beil Title: Vice President and Senior Relationship Manager

Notice Address:	221 North Wall Street, Suite 310 Spokane, Washington 99201

Attention:	Tom Beil, Vice President and Senior Relationship Manager
Telephone:	(509) 363-6860
Facsimile:	(509) 363-6875

Payment Instructions:

WELLS FARGO BANK, NATIONAL ASSOCIATION
Spokane, Washington
ABA#:
For Acct.:
Ref: Itron, Inc.

BANNER BANK

By:	/s/ TERRY WEIMER

Name: Terry Weimer Title: Vice President

Notice Address:	8203 W. Quinault Ave., Suite 500 Kennewick, Washington 99336

Attention:	Terry Weimer, Vice President
Telephone:	(509) 735-0802
Facsimile:	(509) 735-0830

Payment Instructions:

BANNER BANK
Woodinville, Washington
ABA#: 1251081914
For Acct.: 72007192
Ref: Itron, Inc.

COMERICA BANK-CALIFORNIA

By:	/s/ HOLLY DUNGAN

Name: Holly Dungan Title: VBO

Notice Address:	5330 Carillon Point Kirkland, Washington 98033

Attention:	Holly Dungan
Telephone:	(425) 576-2826
Facsimile:	(425) 576-2810

Payment Instructions:

COMERICA BANK-CALIFORNIA
Livonia, Michigan
ABA#: 121137522
For Acct.: 21585-90010
Ref: Itron, Inc.

KEYBANK NATIONAL ASSOCIATION

By:	/s/ JAMES TEICHMAN

Name: James Teichman Title: Portfolio Manager

Notice Address:	601 108th Avenue N.E., 5th Floor Mail Code: WA-31-18-0512 Bellevue, Washington 98004

Attention:	James Teichman
Telephone:	(425) 709-4574
Facsimile:	(425) 709-4587

Payment Instructions:

KEYBANK NATIONAL ASSOCIATION
Cleveland, Ohio
ABA#: 041-001-039
For Acct.: 3057
Ref: Itron, Inc.

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ JEFFERY B. MICHALCZYK

Name: Jeffery B. Michalczyk Title: Vice President

Notice Address:	135 South LaSalle Street Chicago, Illinois 60603

Attention:	Jeffery B. Michalczyk
Telephone:	(312) 904-8012
Facsimile:	(312) 904-0432

Payment Instructions:

LASALLE BANK
Chicago, Illinois
ABA#: 071000505
For Acct.: 1378018-7300
Ref: Itron, Inc.

U.S. BANK, N.A.

By:	/s/ JAMES HENKEN

Name: James Henken Title: Vice President

Notice Address:	101 South Capitol Blvd., Suite 807 Boise, Idaho 83702

Attention:	James Henken
Telephone:	(208) 383-7823
Facsimile:	(208) 383-7574

Payment Instructions:

U.S. BANK, N.A.
Boise, Idaho
ABA#: 123000220
For Acct: 00340012160600
Ref: Itron, Inc.

WASHINGTON TRUST BANK

By:	/s/ AMY TULLEY

Name: Amy Tulley Title: Vice President

Notice Address:	P.O. Box 2127 Spokane, Washington 99210-2127

Attention:	Amy Tulley
Telephone:	(509) 353-3821
Facsimile:	(509) 353-4005

Payment Instructions:

WASHINGTON TRUST BANK
Spokane, Washington
ABA#: 125100089
For Acct.: 388780-8737
Ref: Itron, Inc.

SUBSIDIARY GUARANTORS:

EMD HOLDING, INC.

By:	/s/ DAVID G. REMINGTON

Name: David G. Remington Title: Vice President, Chief Financial Officer and Treasurer

Address: 2818 N. Sullivan Road Spokane, WA 99216

ENERGY CONCEPTS, INC.

By:	/s/ DAVID G. REMINGTON

Name: David G. Remington Title: President

Address: 2818 N. Sullivan Road Spokane, WA 99216

GENESIS SERVICES PITTSBURGH, INC.

By:	/s/ DAVID G. REMINGTON

Name: David G. Remington Title: Vice President, Chief Financial Officer

Address: 2818 N. Sullivan Road Spokane, WA 99216

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ITRON FINANCE, INC.

By:	/s/ DAVID G. REMINGTON

Name: David G. Remington Title: Vice President, Chief Financial Officer and Treasurer

Address: 2818 N. Sullivan Road Spokane, WA 99216

ITRON FINANCE, INC.

By:	/s/ DAVID G. REMINGTON

Name: David G. Remington Title: Treasurer

Address: 2818 N. Sullivan Road Spokane, WA 99216

ITRON SPECTRUM HOLDINGS, INC.

By:	/s/ DAVID G. REMINGTON

Name: David G. Remington Title: Vice President, Chief Financial Officer

Address: 2818 N. Sullivan Road Spokane, WA 99216

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